EXHIBIT 10.4

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”) is dated as of December 16, 2003, and is entered into by and among El Pollo Loco, Inc., a Delaware corporation (the “Borrower”), EPL Intermediate, Inc., a Delaware corporation (“Intermediate”), the various financial institutions whose names appear as lenders on the signature pages of this Amendment (together with any other financial institution which subsequently becomes a ‘Lender’ under the Credit Agreement, the “Lenders”), SunTrust Bank, as Issuing Bank (together with any other Person who may hereafter be designated an issuing bank, the “Issuing Banks”) and SunTrust Bank, as Agent (the “Agent”) on behalf of itself, the Lenders and the Issuing Banks (each of the Lenders, the Issuing Banks and the Agent hereafter, collectively, the “Bank Group”).

RECITALS:

WHEREAS, the Borrower, Intermediate and the Bank Group, are parties to that certain Credit Agreement dated as of December 29, 1999, as amended by that certain First Amendment to Credit Agreement and Waiver dated as of June 3, 2002, as amended by that certain Second Amendment to Credit Agreement dated as of December 16, 2003 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and Intermediate have requested that the Bank Group amend and modify the Credit Agreement and the Bank Group is willing to amend and modify the Credit Agreement upon the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

DEFINITIONS

1.1 REFERENCE TO CREDIT AGREEMENT. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement unless the context clearly requires otherwise.

SECTION 2.

AMENDMENT AND MODIFICATION TO THE CREDIT AGREEMENT

2.1 AMENDMENT TO ARTICLE 1 OF THE CREDIT AGREEMENT. In order to correctly state the intent of the parties to the Credit Agreement that dividends in the amount of $70,000,000 paid in connection with the issuance of the Senior Notes are to be excluded from the denominator of the Fixed Charge Coverage Ratio, Article 1 of the Credit Agreement, Definitions, is hereby amended by deleting therefrom clause (b)(v) of the definition of “Fixed Charge Coverage Ratio” and substituting the following in lieu thereof:

“ (v) dividend payments made pursuant to Section 7.4(d)(i) hereof during such period;”

SECTION 3.

MISCELLANEOUS

3.1 REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed to be a Loan Document for all purposes.

3.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above, by their respective duly authorized officers.

BORROWERS:	EL POLLO LOCO, INC., a Delaware corporation

	By:	/s/ Joseph N. Stein

	Name:	Joseph N. Stein
	Title:	Vice President, CFO, Treasurer

EPL INTERMEDIATE, INC., a Delaware corporation

	By:	/s/ Joseph N. Stein

	Name:	Joseph N. Stein
	Title:	Treasurer

GUARANTOR:	EPL HOLDINGS, INC., a Delaware corporation

	By:	/s/ Joseph N. Stein

	Name:	Joseph N. Stein
	Title:	Treasurer

BANK GROUP:	SUNTRUST BANK, as the Agent, the Issuing Bank and a Lender

	By:	/s/ Susan M. Hall

	Name:	Susan M. Hall
	Title:	Managing Director

[signatures continued on next page]

UNION BANK OF CALIFORNIA, N.A.

By:	/s/

Name:	Stephen W. Dunne

Title:	Vice President